DIREXION SHARES ETF TRUST
Direxion Daily MU Bear 1X Shares (MUD)
Direxion Daily TSLA Bear 1X Shares (TSLS)
(the “Funds”)

Supplement dated February 26, 2026 to the
Summary Prospectuses, Prospectus, and
Statement of Additional Information (“SAI”)

After the close of the markets on March 9, 2026 (the “Revised Effective Date”), each Fund will effect a reverse split of its issued and outstanding shares as follows:
Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Daily MU Bear 1X Shares	1 for 10	90%
Direxion Daily TSLA Bear 1X Shares	1 for 10	90%
Effective after the close of markets on the Revised Effective Date, each Fund’s CUSIP will change as noted in the table below:
Fund Name	Current CUSIP	New CUSIP
Direxion Daily MU Bear 1X Shares	25461A510	25461A163
Direxion Daily TSLA Bear 1X Shares	25460G260	25461H564
As a result of these reverse splits, every ten shares of a Fund will be exchanged for one share as indicated in the table above. Accordingly, the total number of the issued and outstanding shares for a Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately ten-times higher for the Funds. Shares of the Funds will begin trading on The Nasdaq Stock Market LLC (the “Exchange”) on a split-adjusted basis on March 10, 2026.
The next day’s opening market value of the Funds’ issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one-for-ten reverse split anticipated for the Funds:

1-for-10 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$10	$1,000
Post-Split	10	$100	$1,000
The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse splits and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of each Fund’s record owners.
Redemption of Fractional Shares and Tax Consequences of the Reverse Splits
As a result of the reverse splits, a shareholder of a Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the Exchange. Thus, a Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Effective Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse splits will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.
“Odd Lot” Unit
Also as a result of the reverse splits, a Fund may have outstanding one aggregation of less than 25,000 shares to make a creation unit, or an “odd lot unit.” Thus, a Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.
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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.